All together better 1

2 This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “outlook,” “target,” “reflect,” “on track,” “foresees,” “future,” “may,” “deliver,” “will,” “shall,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms, other comparable terminology (although not all forward-looking statements contain these words), or by discussions of strategy, plans, or intentions. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward- looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this presentation include, but are not limited to, partnerships or other relationships with third parties or customers, new or anticipated revenue opportunities and statements regarding future financial expectations. We cannot assure you that the forward-looking statements in the information in this presentation will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results. Descriptions of some of the factors that could cause actual results to defer materially from these forward-looking statements are discussed in more detail in our filings with the SEC, including the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2021. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Important Notice Regarding Forward-Looking Statements Confidential and proprietary document by Sharecare, Inc. Dates and materials are subject to change.

Sharecare is a **health & well-being interoperable platform** that **unifies all the elements** of individual and community health so everyone can live better, longer across the **dynamic continuum of their healthcare needs.** All Together Better

Strategic partners & clients

ENTERPRISE

- Anthem BlueCross BlueShield
- NORDSTROM
- CareFirst
- DELTA
- HIGHMARK
- AARP
- BlueCross BlueShield of Arizona
- Quest Diagnostics
- Humana
- SAMSUNG
- SulAmérica
- Aflac

PROVIDER

- Wellstar
- Ascension Medical Group
- HCA
- SHARP Rees-Stealy Medical Group
- Trinity Health
- Cedars-Sinai
- CHS Community Health Systems
- Baptist Health
- aetna
- Mass General Brigham
- Atrius Health
- HonorHealth

LIFE SCIENCES

- abbvie
- SANOFI
- novo nordisk
- Lilly
- GILEAD
- Bristol-Myers Squibb
- gsk
- MERCK
- NOVARTIS
- AstraZeneca
- AMGEN
- Takeda

sharecare



Sharecare by the numbers

~64K
employer clients

127
top life sciences brands

11M
eligible lives

$470M-500M
2022E revenue

6K+
health system clients

$30M-36M
2022E adjusted EBITDA

73
Sharecare NPS score (95 on CareLinx payor programs)

~2.8M
social followers reaching 306M in 2021

Confidential and proprietary document by Sharecare, Inc. Dates and materials are subject to change.

3

Business Positioned for Growth and Scale 4 ALL TOGETHER BETTER Confidential and proprietary document by Sharecare, Inc. Dates and materials are subject to change. High-growth, recurring revenue driving 20% sustainable YoY growth Data & Innovation At the intersection of technology, healthcare, & media, creating data- driven solutions Comprehensive Platform Innovative digital health platform based on human-centric design Differentiated Financial Performance Positioned for success with strong revenue visibility, balance sheet, and profitability Diversified Revenue & Scale Diversified, scalable portfolio with opportunity to capture $1B++ in incremental revenue from contracted lives

ALL TOGETHER BETTER

Comprehensive Digital-First Ecosystem Centered around the Person


EMPLOYEE/HEALTH PLAN MEMBER • PATIENT • INDIVIDUAL
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Digital front door
Interoperable digital platform
Data
RealAge • biometrics • tracker activity/behavioral data • claims data • SDOH • medical records
Artificial Intelligence/Machine Learning
Channels
Enterprise
Provider
Life Sciences
Personalized engagement
wellness/well-being • navigation/advocacy • digital therapeutics • clinical solutions • value-based services • home care
Dynamic care console
Data
Insights
Action
Outcomes
Employers
Payors
Medicaid
Medicare Advantage
Public sector
Providers/ Health systems
Health coaches/ advocates
Caregivers
Life sciences brands
Communities

Confidential and proprietary document by Sharecare, Inc. Dates and materials are subject to change.

5

Integrated Solution Lowering Healthcare Costs, Improving Outcomes, and Increasing Satisfaction CHANNEL OVERVIEW 6Confidential and proprietary document by Sharecare, Inc. Dates and materials are subject to change. Core digital platform Claims ingestion Population risk stratification Member engagement Incentives management PMPM and/or incremental fee per enrolleePMPM High-touch care Marketplace of targeted digital therapeutics ENTERPRISE

EMPLOYEE/HEALTH PLAN MEMBER • PATIENT • INDIVIDUAL

CHANNEL OVERVIEW **PROVIDER**

sharecare

Comprehensive Solutions Addressing Providers' Needs While Improving Efficiency and Patient Care

Core service

HEALTH INFORMATION MANAGEMENT



- Release of information (ROI)
- Medical record requests & retrieval
- Medical record audits & reviews
- Dynamic insights (AI)
- Forms management

Per record request

VALUE-BASED CARE



- High risk patient stratification
- High cost claimant/care gap analysis
- Clinical measures & reporting
- Practice provider and network performance

Gainshare or per provider per month

PAYMENT INTEGRITY



- Fraud, waste, and abuse
- Audit/denial mgmt services
- Clinical validation
- Pre-submission claim review insights (AI)
- Coding & pricing audits

Gainshare or per claim processed

REMOTE PATIENT MONITORING



- Diabetes prevention and management
- Heart disease (Ornish Lifestyle Medicine)
- Obesity & nutrition support

PMPM, reimbursement, or fee for service

Digital platform

24/7 PATIENT ENGAGEMENT


sharecare
GENERA
Connecting you to a better care experience

PMPM

Confidential and proprietary document by Sharecare, Inc. Dates and materials are subject to change.

7

Key Strategic Driver for Consumer Acquisition, Content Creation, Brand Awareness, and Data-Driven Digital Activation 8 Core service: Data-driven conversion and patient engagement Condition education centers 1st party targeted messaging Lead generation • 73M targetable patients • Relevant, personalized content assets that drive action Confidential and proprietary document by Sharecare, Inc. Dates and materials are subject to change. CPUV, CPM, CPC, CPL CHANNEL OVERVIEW LIFE SCIENCES CPUV, CPM, CPC, CPL Digital platform 24/7 PATIENT ENGAGEMENT Driving de-centralized clinical research at scale

Digital Front Door: Well-Being & Healthcare Navigation 9 ALL TOGETHER BETTER Confidential and proprietary document by Sharecare, Inc. Dates and materials are subject to change. Digital front door Digital therapeutics Community well-being AdvocacyHigh-touch care

ALL TOGETHER BETTER

Digital Therapeutics: Comprehensive Library

sharecare

Digital front door — Digital therapeutics — High-touch care — Community well-being — Advocacy



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You

Award winning, evidence-based digital therapeutics ranging from asthma to women's health that combines neuroscience and mindfulness tools to help members identify their triggers and learn new coping techniques focused on delivering key outcomes.

67% reduction in GAD-7 scores (anxiety)

40% reduction in craving-related eating

5x tobacco cessation quit-rate compared to gold standard

Yale

NIH National Institute of Mental Health

BROWN Mindfulness Center



Diabetes Prevention
Manage Diabetes
Unwinding Anxiety
Fertility
Pregnancy
Parenting
Disease Management/ Lifestyle Coaching
Sleep
SleepCharge
Diabetes Education
Relaxation/Ambient Programming
Craving to Quit
Eat Right Now
Financial Well-Being
Muscle/Joint Health (MSD)
Biometric Screening
Hypertension
Hello Heart

Confidential and proprietary document by Sharecare, Inc. Dates and materials are subject to change.

10

ALL TOGETHER BETTER

High-Touch Care: Home Care & LM/DM Coaching

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7:55pm
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Digital front door → Digital therapeutics → **High-touch care** → Community well-being → Advocacy

Home Care

High-quality, tech-enabled home care focused on improving the quality of life for patients and family members creating greater peace of mind.

- Tech-enabled caregivers collect valuable data
- Real-time, actionable data
- Visit monitoring & transparency

450K+	3M+	1.5M+	400+
care providers delivering national coverage	hours of home care provided	Medicare Advantage members	Medicare Advantage plans





HITRUST CSF Certified

DM/LM Coaching

High-cost chronic conditions:

- Asthma
- Chronic obstructive pulmonary disease
- Coronary artery disease
- Diabetes
- Heart failure

At-risk members:

- Exercise
- Nutrition
- Stress
- Weight

ACCREDITED NCQA DISEASE MANAGEMENT

ACCREDITED NCQA WELLNESS & HEALTH PROMOTION

Confidential and proprietary document by Sharecare, Inc. Dates and materials are subject to change.

11

ALL TOGETHER BETTER

Community Well-Being: Analyzing Social Risk

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DOWNTOWN ATLANTA
Atlanta, GA - 30305
Change Location
Your Health
VS
Women, Age 40-60
5Y 1M
RealAge - Older
4Y 2M
RealAge - Older
Low
ACTIVITY
Medium
Calm
STRESS
Productive
6.5 Hours
SLEEP
5.1 Hours
Home
Track
Discover
Achieve
You



Digital front door
Digital therapeutics
High-touch care
Community well-being
Advocacy

1. Population
Members and worksite data from eligibility

2. Health risks
Members" health risk measured through RealAge

3. Indiv. well-being
Population wide measures of physical, financial, community, social and purpose

4. SDOH
Social determinants of health and measures of holistic community health

SDOH:
Strategic Approach to Assessing Employee Populations



Well-being goals
Social risks and determinants

Benefits configuration
Engagement and outreach strategies, communications and messaging, digital therapeutics and programs, incentives

Health equity & DEI
Community diversity, measures of segregation, institutional and structural racism

Pandemic vulnerability
Transportation, health literacy and translation, vaccine, hesitancy and access

Community
CBO's and social services, transit offices, health systems, public health and safety

Worksite and places
Built environment, culture, verification

Confidential and proprietary document by Sharecare, Inc. Dates and materials are subject to change.

12

Confidential and proprietary document by Sharecare, Inc. Dates and materials are subject to change. Advocacy: Digital-First Navigation 13 ALL TOGETHER BETTER Digital front door Digital therapeutics Community well-being AdvocacyHigh-touch care Delivering a new and simplified advocacy experience for employees proactively supporting wellness, clinical, emotional, financial and logistical needs

ALL TOGETHER BETTER

Why Sharecare is Different

Unique data-driven, personalized engagement/navigation driving outcomes



Individual data	Artificial intelligence	Personalization	Engagement	Outcomes
RealAge test	Risk stratification	Evidence-based personalized content (videos, articles, etc)	Incentives	Close gaps in care
Biometrics screening	Automated insights	Omnichannel targeting	Program enrollment	VOI
Tracker activity/ Behavioral data	Federated learning	Personalized call to action	DM/LM coaching	ROI
Claims ingestion	Data normalization	Digital therapeutic recommendations	Challenge participation	Risk reduction
SDOH	Zero trust infrastructure		Habit-forming activities through mindfulness	Gainshares
Medical records				

Confidential and proprietary document by Sharecare, Inc. Dates and materials are subject to change.

14

ALL TOGETHER BETTER

Sharecare Risk Assessment

- Sharecare executes on two parallel data processes, analyzing eligible lives and medical and Rx claims, as well as platform-collected population risk profiles combined with over 600 elements of social determinants of health covering all counties, zip codes, and census tracts across the country
- Sharecare also runs client and partner data through our standard disease identification algorithm and in order to align results to models leveraged for Sharecare care management and advocacy protocols
- The output of these processes is then combined in an insights layer to support views across population demographics, clinical risks, well-being risks, social risks, and simulations for cost and productivity impact


Sharecare Community Well-Being Index
RealAge test
Eligibility
Medical & Rx claims
Social risk and social determinant engine
Risk & cost simulation engine
Insights & analysis layer
Demographic profile
Clinical risk profile
Well-being risk profile
Social risk profile
Cost & risk simulation
Productivity simulation

Confidential and proprietary document by Sharecare, Inc. Dates and materials are subject to change.
15

ALL TOGETHER BETTER

Population Snapshot

sharecare

Demographics

59%
female, compared to 48% nationally

37
avg age, 3 years older than the national avg

Individual & social risks

3 in 4
overweight or obese

50%
counties in state without OBGYN

Cost burden & projections

$1.45B
annual projected cost tied to top 15 clinical drivers

$228M
annual simulated cost tied to respiratory infections

$596
projected risk adjusted PMPM expenditures for members

20%+
higher PMPM expenditure compared to the national benchmark

Productivity projections

11.5
estimated productivity days lost per FTE

~8M
projected hours lost due to mental health issues

Opportunity assessment

~$100M+
estimated cost avoidance and value opportunity

32%+
higher PMPM opportunity compared to the national benchmark

Confidential and proprietary document by Sharecare, Inc. Dates and materials are subject to change.

16

Confidential and proprietary document by Sharecare, Inc. Dates and materials are subject to change. 17 Translating Risk Reduction to Value QUALITY ADJUSTED YEARS WORKFORCE PRODUCTIVITY COST AVOIDANCE COST REDUCTION COST SAVINGS 2010 - present 2014 - present Today2014 - present 2014 - present ALL TOGETHER BETTER

ALL TOGETHER BETTER Financial Update 18

Business Growth Trajectory 19 FINANCIAL UPDATE $200 $273 $345 $418 $490 2021 2022E $485 $413 +17%* Growth $20 $25 $30 $35 $40 2021 2022E $33 $27 Adjusted EBITDA ($M) Total Revenue ($M) Confidential and proprietary document by Sharecare, Inc. Dates and materials are subject to change. +22%* Growth Revenue • 2022 growth will be driven from: o Increased client penetration across channels ‒ Additional lives on platform ‒ Continued double digit growth in record retrievals o Growth in home health and new digital therapeutics o Expanded sales team to drive new client wins Adj EBITDA • FY22 margin expansion driven by: o Positive impact from revenue mix trends o Operating leverage while continuing to make growth investments across the platform $470- 00 $30-36 *Figures are midpoint of guidance ranges where applicable

FINANCIAL UPDATE

KPI Performance



Eligible lives
+17%
8.8M
9.7M
12.0M
2020
2021
2022E



Records processed
+19%
4.2M
5.0M
6.0M
2020
2021
2022E

Enterprise: Eligible lives

- Enterprise eligible lives driven by new client expansion, as well as further penetration of existing clients
- Current eligible lives represents only a small fraction of total serviceable lives with key clients

Provider: Records processed

- Continued growth in client site coverage
  - 4,000 additional sites within contracted provider customer base
- Process automation and interoperability programs will enable medical record processing at record levels

Confidential and proprietary document by Sharecare, Inc. Dates and materials are subject to change.

20

FINANCIAL UPDATE

Enterprise Serviceable Lives

Sharecare has onboarded ~9.7M eligible enterprise lives, or 10.6% of 91M+ serviceable lives across **existing** client populations – this presents material upside opportunity to grow within our current base


Key enterprise clients:
91M+ serviceable lives
9.7M
Eligible lives

Confidential and proprietary document by Sharecare, Inc. Dates and materials are subject to change.

21

Business Positioned for Growth and Scale 22 ALL TOGETHER BETTER Confidential and proprietary document by Sharecare, Inc. Dates and materials are subject to change. High-growth, recurring revenue driving 20% sustainable YoY growth Data & Innovation At the intersection of technology, healthcare, & media, creating data- driven solutions Comprehensive Platform Innovative digital health platform based on human-centric design Differentiated Financial Performance Positioned for success with strong revenue visibility, balance sheet, and profitability Diversified Revenue & Scale Diversified, scalable portfolio with opportunity to capture $1B++ in incremental revenue from contracted lives

Thank you.

24 ALL TOGETHER BETTER Appendix Confidential and proprietary document by Sharecare, Inc. Dates and materials are subject to change.

Non-GAAP Financial Measures 25 APPENDIX In addition to our financial results determined in accordance with U.S. GAAP, we believe Adjusted EBITDA, a non-GAAP measure, is useful in evaluating our operating performance. We use Adjusted EBITDA to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that this non-GAAP financial measure, when taken together with the corresponding GAAP financial measure, provides meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. In particular, we believe that the use of Adjusted EBITDA is helpful to our investors as it is a metric used by management in assessing the health of our business and our operating performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measure as a tool for comparison.   The calculation and reconciliation of historic Adjusted EBITDA to net income (loss), the most directly comparable financial measures stated in accordance with GAAP, is provided below and in the accompanying financial tables. Investors are encouraged to review the reconciliation and not to rely on any single financial measure to evaluate our business.   We have not reconciled forward-looking Adjusted EBITDA guidance to net income (loss) because we do not provide guidance for net income (loss) or for items that we do not consider indicative of our on-going performance, including, but not limited to, the impact of significant non-recurring items, as certain of these items are out of our control and/or cannot be reasonably predicted. Accordingly, a reconciliation of the Adjusted EBITDA guidance to the corresponding U.S. GAAP measure is not available without unreasonable effort. We have not provided a reconciliation of full-year 2021 Adjusted EBITDA estimates to an estimated net income (loss) outlook because certain items such as transaction and closing costs, share- based compensation, and the change in fair value of warrant liability and contingent consideration that are a component of net income (loss) cannot be reasonably estimated due to the significant impact of the variability associated with those items and other factors related to Sharecare’s year-end financial closing process. These components of net income (loss) could significantly impact Sharecare’s actual net income (loss). Confidential and proprietary document by Sharecare, Inc. Dates and materials are subject to change.

2020 2021 Net Loss ($60.5) ($85.1) Depreciation and amortization 24.68 32.60 Interest income (0.07) (0.10) Interest expense 31.04 27.66 Income tax (benefit) expense (1.56) (2.02) Loss on extinguishment of debt – 1.15 Other expense (income) 9.71 (27.01) Loss from equity method investments 3.90 – Share-based compensation 19.16 46.78 Severance 2.55 1.28 Warrants issued with revenue contracts(a) 1.19 0.08 Transaction and closing costs(b) 2.19 31.73 Adjusted EBITDA(c) $32.3 $27.0 26 APPENDIX Confidential and proprietary document by Sharecare, Inc. Dates and materials are subject to change. Notes: (a) Represents the non-cash value of warrants issued to clients for meeting specific revenue thresholds. (b) Represents costs related to our business combination with Falcon Capital Acquisition Corp. and transaction and post-closing costs related to acquisitions occurring in 2021 and prior years. (c) Includes non-cash amortization associated with contract liabilities recorded in connection with acquired businesses. Reconciliation to Historical Adjusted EBITDA ($, in millions)